JOINT REPORTING AGREEMENT
AND
POWER OF ATTORNEY

           WHEREAS, the statement on Schedule 13D (the “Joint Statement”) to which this joint reporting agreement and power of attorney (the “Agreement”) is an exhibit is being filed on behalf of two or more persons (collectively, the “Reporting Persons”) with respect to their beneficial ownership of shares of Common Stock of Childtime Learning Centers, Inc., a Michigan corporation (the “Issuer”); and

           WHEREAS, the Reporting Persons prefer to file the Joint Statement on behalf of all of the Reporting Persons rather than individual statements on Schedule 13D on behalf of each of the Reporting Persons;

          NOW THEREFORE, the undersigned hereby agree as follows with each of the other Reporting Persons:

           1. Each of the Reporting Persons is responsible for the timely filing of the Joint Statement and any amendments thereto.

           2. Each of the Reporting Persons is responsible for the completeness and accuracy of the information concerning such Reporting Person contained in the Joint Statement.

           3. None of the Reporting Persons is responsible for the completeness or accuracy of the information concerning the other Reporting Persons contained in the Joint Statement, unless such Reporting Person knows or has reason to believe that such information is inaccurate.

           4. The undersigned agrees that the Joint Statement is, and any amendment thereto will be, filed on behalf of each of the Reporting Persons.

           5. The undersigned hereby appoints Benjamin Jacobson as attorney-in-fact for the undersigned with authority to execute and deliver on behalf of the undersigned (i) any and all documents (including any amendments thereto) required to be filed by the undersigned or otherwise executed and delivered by the undersigned pursuant to the Securities Exchange Act of 1934, as amended, the Securities Act of 1933, as amended, all other federal, state and local securities and corporation laws, and all regulations promulgated thereunder relating to the undersigned's beneficial ownership of securities of the Issuer, and (ii) any and all amendments hereto for the purpose of adding additional Reporting Person(s) parties hereto.

           6. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

Dated: May 16, 2003

MICHAEL J. FUCHS*
HVS BOXERS LLC*
GEORGE A. KELLNER*
AMCITO PARTNERS, L.P.*
AMCITO G.P.*
JUDITH A. LITTLE*
GREGORY S. LITTLE*
JACQUELINE P. LITTLE*
BRANDYWINE MANAGERS, LLC*
DAVID C. PATTERSON*
NATHAN GANTCHER*
GERALD L. PARSKY*
PAUL V. HOAGLAND*
BARCAM HOLDINGS, INC.*
BERNARD MATTE*
RAYMOND P. BARBRICK*
HARRISON R. HORAN*
WALTER E. CISOWSKI*
TIMOTHY WHELAN*
JOHN DICKERSON*
BEVERLY DICKERSON*
GERALDINE ANN CACHAT*
JAMIE L. GOLDBERG*
TRUST FBO NICOLAS KARLSON*
TRUST U/A/D 12/21/87 FBO
   SARA KATHERINE JACOBSON*
JAMES J. MORGAN*
(Names of Reporting Persons)

*By:/s/ Benjamin R. Jacobson
       Benjamin R. Jacobson, as Attorney-in-Fact

JP ACQUISITION FUND II, L.P.
(Name of Reporting Person)
By: JPAF Limited Partnership, its general partner
By: JPAF, Inc., its general partner

By:/s/ Benjamin R. Jacobson
Name: Benjamin R. Jacobson
Title: President

JPAF LIMITED PARTNERSHIP
(Name of Reporting Person)
By: JPAF, Inc., its general partner

By:/s/ Benjamin R. Jacobson
Name: Benjamin R. Jacobson
Title: President

JPAF, Inc.
(Name of Reporting Person)

By:/s/ Benjamin R. Jacobson
Name: Benjamin R. Jacobson
Title: President

JP ACQUISITION FUND III, L.P.
(Name of Reporting Person)
By: JPAF III LLC, its general partner
By: Jacobson Partners, its sole member

By:/s/ Benjamin R. Jacobson
Name: Benjamin R. Jacobson
Title: Managing Partner

JPAF III LLC
(Name of Reporting Person)
By: JPAF III LLC, its general partner
By: Jacobson Partners, its sole member

By:/s/ Benjamin R. Jacobson
Name: Benjamin R. Jacobson
Title: Managing Partner

JACOBSON PARTNERS
(Name of Reporting Person)

By:/s/ Benjamin R. Jacobson
Name: Benjamin R. Jacobson
Title: Managing Partner

BENJAMIN R. JACOBSON
(Name of Reporting Person)

By:/s/ Benjamin R. Jacobson

JACOBSON PARTNERS PROFIT SHARING PLAN
(Name of Reporting Person)

By:/s/ Benjamin R. Jacobson
Name: Benjamin R. Jacobson
Title: Trustee

By:/s/ Harrison R. Horan
Name: Harrison R. Horan
Title: Trustee

Dated: May 16, 2003	ALLAN CHAN (Name of Reporting Person) By: /s/Allan Chan

Dated: May 16, 2003	SYLVIA COCOZZA (Name of Reporting Person) By: /s/Sylvia Cocozza

Dated: May 16, 2003	EDMUND GAFFNEY (Name of Reporting Person) By: /s/Edmund Gaffney

Dated: May 16, 2003	CHRISTOPHER D. HEINZ (Name of Reporting Person) By: /s/ Christopher D. Heinz

Dated: May 16, 2003	VIRGINIA JULIANO (Name of Reporting Person) By: /s/ Virginia Juliano

Dated: May 11, 2003	D. MICHAEL HARLAN (Name of Reporting Person) By: /s/ D. Michael Harlan

Dated: May 13, 2003	MARIA RUVIO (Name of Reporting Person) By: /s/ Maria Ruvio

Dated: May 13, 2003	GAETANO RUVIO (Name of Reporting Person) By: /s/ Gaetano Ruvio

Dated: May 16, 2003	RODGERS CHRIS BUSBEE (Name of Reporting Person) By: /s/ Rodgers Chris Busbee

Dated: May 12, 2003	KURT SCHNAUBELT (Name of Reporting Person) By: /s/ Kurt Schnaubelt